   As filed with the Securities and Exchange Commission on February 19, 1999

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                     American Bankers Insurance Group, Inc.
             (Exact name of registrant as specified in its charter)

                 Florida                                  59-1985922
     (State or other jurisdiction of                   (I.R.S. Employer
     incorporation or organization)                   Identification No.)


11222 Quail Roost Drive
Miami, Florida 33157                                                       33157
(Address of Principal Executive Office)                               (Zip Code)


                     American Bankers Insurance Group, Inc.
                    401(k) and Employee Stock Ownership Plan
                            (Full title of the plan)


                                Arthur W. Heggen
                     American Bankers Insurance Group, Inc.
                             11222 Quail Roost Drive
                              Miami, Florida 33157
 (Name, address and telephone number, including area code, of agent for service)


                                 With a copy to:
                            Josephine Cicchetti, Esq.
               Jorden Burt Boros Cicchetti Berenson & Johnson LLP
                         777 Brickell Avenue, Suite 500
                              Miami, Florida 33131
                                 (305) 371-2600


                         CALCULATION OF REGISTRATION FEE

=======================================================================================================================
                                                                                PROPOSED
                                                        PROPOSED                 MAXIMUM
TITLE OF SECURITIES           AMOUNT TO BE          MAXIMUM OFFERING       AGGREGATE OFFERING           AMOUNT OF
TO BE REGISTERED               REGISTERED          PRICE PER SHARE(1)           PRICE(1)             REGISTRATION FEE
------------------------------------------------------------------------------------------------------------------------
Common Stock, $1.00      1,000,000 shares(2)(3)          $45.78                 $45,781,250               $12,727
   par value per share



(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(h)(1) under the Securities Act of 1933, as amended (the "Securities Act"), based upon the average of the high and low sale prices per share of Common Stock of American Bankers Insurance Group, Inc. (the "Registrant") reported on the New York Stock Exchange on February 12, 1999.

(2) This registration statement also covers an indeterminate number of additional shares of Common Stock of the Registrant as may be offered or issued in accordance with the terms of this offering to prevent dilution resulting from a stock split, stock dividend, recapitalization, merger, consolidation, reorganization, combination or exchange of shares or similar events.

(3) This registration statement covers the amount of Purchase Rights for Series C Participating Preferred Stock (the "Rights" ) associated with the Common Stock covered by this registration statement. The Rights are attached to and trade with the Common Stock of the Registrant. Until the occurrence of certain prescribed events, the Rights are not exercisable and will be transferred only with the Common Stock. The value attributable to the Rights, if any, is reflected in the offering price of the Common Stock. No separate registration fee is therefore required with respect to the Rights.

         In addition, pursuant to Rule 416(c) under the Securities Act, this registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the American Bankers Insurance Group, Inc. 401(k) and Employee Stock Ownership Plan (the "Plan").

         This registration statement shall become effective upon filing with the Securities and Exchange Commission (the "Commission") in accordance with Rules 462 and 456 under the Securities Act.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

ITEM 1.  PLAN INFORMATION.

         Not required to be filed with the Commission.

ITEM 2.  REGISTRANT INFORMATION AND EMPLOYEE PLAN ANNUAL INFORMATION.

         Not required to be filed with the Commission.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

         The following documents filed by the Registrant with the Commission are incorporated herein by reference:

         1. The Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1997.

         2. The Registrant's Quarterly Reports on Form 10-Q for the quarters ended March 31, 1998 and June 30, 1998 and the Registrant's Quarterly Report on Form 10-Q for the quarter ended September 30, 1998, as amended on Form 10-Q/A filed with the Commission on January 26, 1999.

         3. The Registrant's Current Reports on Form 8-K filed with the Commission on January 13, 1998, as amended on Form 8-K/A filed with the Commission on January 20, 1998, and as further amended on Form 8-K/A filed with the Commission on February 3, 1998, and the Registrant's Current Report on Form 8-K filed with the Commission on October 15, 1998.

         4. All other reports filed by the Registrant pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), since the end of the fiscal year covered by the report referred to in (1) above.

         5. The description of the Registrant's Common Stock contained in the Registrant's registration statement on Form 8-A filed with the Commission on June 25, 1997.

         6. The description of the Purchase Rights for Series C Participating Preferred Stock contained in the Registrant's registration statement on Form 8-A filed with the Commission on February 27, 1998.

         All documents filed by the Registrant or the Plan pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this registration statement and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this registration statement and to be a part hereof from the date of filing of such documents.

ITEM 4.  DESCRIPTION OF SECURITIES.

         Not applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

         None.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         Reference is made to Section 607.0850 of the Florida Business Corporation Act under whose laws the Registrant is incorporated, which provides for indemnification of directors and officers in certain circumstances. The Registrant's Third Amended and Restated Articles of Incorporation, as amended ("Amended Articles of Incorporation"), provide that the Registrant shall indemnify its directors and officers to the full extent permitted by Florida law. Additionally, the Registrant's bylaws provide that the Registrant shall similarly indemnify its directors and officers and also allow the Registrant, by resolution of its Board of Directors, to indemnify certain employees and agents to the full extent permitted by Florida law.

         The Registrant has obtained liability insurance of up to $10,000,000 on behalf of the directors and officers of the Registrant for certain losses arising from claims or charges made against them while acting in their capacities as directors or officers of the Registrant. In general, the Registrant's deductible is $250,000 for each loss relating to any one director or officer and will not exceed $250,000 in the aggregate for any loss involving multiple directors and officers for any reimbursement made by the Registrant to the directors or officers to the extent permitted by the Registrant's Amended Articles of Incorporation and bylaws. For any other loss the Registrant must pay on behalf of the a director or officer, there is no deductible. The policy s exclusions include losses due to any litigation prior to or pending before the retroactive date of the policy, any action between directors or officers, or any loss due to regulatory penalties.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

         Not applicable.

ITEM 8.  EXHIBITS.

         The following are filed as exhibits to this registration statement:

            4.1 Third Amended and Restated Articles of Incorporation of American Bankers Insurance Group, Inc., as amended on May 23, 1997, by First Amendment to Third Amended and Restated Articles of Incorporation of American Bankers Insurance Group, Inc., and further amended on February 19, 1998, by Second Amendment to Third Amended and Restated Articles of Incorporation of American Bankers Insurance Group, Inc.(1)

            4.2 Bylaws of American Bankers Insurance Group, Inc., as amended through May 1998.(2)

            4.3 Rights Agreement, dated as of February 19, 1998, between American Bankers Insurance Group, Inc. and Chase Mellon Shareholder Services, L.L.C., as Rights Agent.(3)

            4.4 Amendment No. 1, dated as of March 20, 1998, to the Rights Agreement, dated as of February 19, 1998, between American Bankers Insurance Group, Inc. and Chase Mellon Shareholder Services, L.L.C., as Rights Agent.(4)

            4.5 American Bankers Insurance Group, Inc. 401(k) and Employee Stock Ownership Plan

            23.1  Consent of PricewaterhouseCoopers LLP

            24.1  Power of Attorney (included in signature page)

---------------

(1) Incorporated herein by reference to Registrant's Annual Report on Form 10-K filed with the Commission on March 31, 1998.

(2) Incorporated herein by reference to Registrant's Quarterly Report on Form 10-Q filed with the Commission on June 30, 1998.

(3) Incorporated herein by reference to Registrant's Schedule 14D-9, Amendment No. 3, filed with the Commission on February 20, 1998.

(4) Incorporated herein by reference to Registrant's Schedule 14D-9, Amendment No. 11, filed with the Commission on March 24, 1998.

         The Registrant has submitted or will submit the Plan and any amendment thereto to the Internal Revenue Service ("IRS") in a timely manner and has made or will make all changes required by the IRS in order to qualify the Plan.

ITEM 9.  UNDERTAKINGS.

         The undersigned Registrant hereby undertakes:

         (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

         (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

         (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

         (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

         PROVIDED, HOWEVER, that the Registrant need not file a post- effective amendment to include the information required to be included by subsection
(1)(i) or (1)(ii) if the Registration Statement is on Form S-8 or Form S-3, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the Registration Statement.

         (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         THE REGISTRANT. Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Miami, State of Florida, on the 19th day of February, 1999.

                                         American Bankers Insurance Group, Inc.



                                         By:  /s/ Gerald N. Gaston
                                            -----------------------------------
                                              Gerald N. Gaston
                                              Chief Executive Officer


                                POWER OF ATTORNEY

         The undersigned directors and officers of American Bankers Insurance Group, Inc. hereby constitute and appoint Gerald N. Gaston, Floyd Denison and Arthur W. Heggen, and each of them, with full power to act without the other and with full power of substitution and resubstitution, our true and lawful attorneys-in-fact with full power to execute in our name and behalf in the capacities indicated below any and all amendments (including post-effective amendments and amendments thereto) to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and hereby ratify and confirm all that such attorneys-in-fact or their substitutes shall lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on February 19, 1999.


                    SIGNATURE                                                 TITLE
                    ---------                                                 -----


/s/ R. Kirk Landon                                          Chairman of the Board
-------------------------------------------------
R. Kirk Landon


/s/ Gerald N. Gaston                                        Vice Chairman of the Board of Directors, Chief
-------------------------------------------------           Executive Officer
Gerald N. Gaston


/s/ Robert Hill                                             Principal Accounting Officer
-------------------------------------------------
Robert Hill


/s/ William H. Allen, Jr.                                   Director
-------------------------------------------------
William H. Allen, Jr.


                                                            Director
-------------------------------------------------
Nicholas A. Buoniconti


/s/ Armando Codina                                          Director
-------------------------------------------------
Armando Codina


/s/ Peter J. Dolara                                         Director
-------------------------------------------------
Peter J. Dolara






                                                            Director
-------------------------------------------------
Daryl L. Jones


/s/ James F. Jorden                                         Director
-------------------------------------------------
James F. Jorden


                                                            Director
-------------------------------------------------
Bernard P. Knoth


/s/ Eugene M. Matalene, Jr.                                 Director
-------------------------------------------------
Eugene M. Matalene, Jr.


/s/ Albert H. Nahmad                                        Director
-------------------------------------------------
Albert H. Nahmad


/s/ Nicholas J. St. George                                  Director
-------------------------------------------------
Nicholas J. St. George


/s/ Robert C. Strauss                                       Director
-------------------------------------------------
Robert C. Strauss


/s/ George E. Williamson, II                                Director
-------------------------------------------------
George E. Williamson, II


                                                            Director
-------------------------------------------------
Jack Kemp



         THE PLAN. Pursuant to the requirements of the Securities Act, the trustees (or persons who administer the employee benefit plan) have duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Miami, State of Florida, on the 19th day of February, 1999.

                                  American Bankers Insurance Group, Inc.
                                  401(k) and Employee Stock Ownership Plan


                                  By: American Bankers Insurance Group, Inc.
                                      Retirement Committee


                                  By: /s/ Philip J. Sharkey
                                      ---------------------------------------
                                      Philip J. Sharkey
                                      Chairman

                                  EXHIBIT INDEX

    EXHIBIT NO.

         4.1 Third Amended and Restated Articles of Incorporation of American Bankers Insurance Group, Inc., as amended on May 23, 1997, by First Amendment to Third Amended and Restated Articles of Incorporation of American Bankers Insurance Group, Inc., and further amended on February 19, 1998, by Second Amendment to Third Amended and Restated Articles of Incorporation of American Bankers Insurance Group, Inc.*

         4.2 Bylaws of American Bankers Insurance Group, Inc., as amended through May 1998.*

         4.3 Rights Agreement, dated as of February 19, 1998, between American Bankers Insurance Group, Inc. and Chase Mellon Shareholder Services, L.L.C., as Rights Agent.*

         4.4 Amendment No. 1, dated as of March 20, 1998, to the Rights Agreement, dated as of February 19, 1998, between American Bankers Insurance Group, Inc. and Chase Mellon Shareholder Services, L.L.C., as Rights Agent.*

         4.5 American Bankers Insurance Group, Inc. 401(k) and Employee Stock Ownership Plan

         23.1     Consent of PricewaterhouseCoopers LLP

         24.1     Power of Attorney (included in signature page)

---------------

* Incorporated herein by reference.